UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2015

TE CONNECTIVITY LTD.

(Exact Name of Registrant as Specified in its Charter)

Switzerland	98-0518048
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

001-33260
(Commission File Number)

Rheinstrasse 20

CH-8200 Schaffhausen

Switzerland

(Address of Principal Executive Offices, including Zip Code)

+41 (0)52 633 66 61

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

The information disclosed in Item 7.01 of this Current Report on Form 8-K is furnished and incorporated by reference in this Item 2.02. The financial information referred to therein is furnished as Exhibit 99.1, Exhibit 99.2, Exhibit 99.3, and Exhibit 99.4 to this report and incorporated by reference in this Item 2.02.

Item 7.01.  Regulation FD Disclosure

Discontinued Operations

On January 27, 2015, TE Connectivity Ltd. (the “Company”) entered into a definitive agreement to sell its Broadband Network Solutions (“BNS”) business for $3.0 billion in cash, subject to a final working capital adjustment. The transaction is expected to close during calendar 2015 and is subject to customary closing conditions and regulatory approvals. The BNS business met the held for sale and discontinued operations reporting criteria and will be reported as such in the second quarter of fiscal 2015. The Company has reclassified amounts previously reported to reflect this business in discontinued operations in all periods presented. Prior to reclassification to held for sale, the BNS business was reported in the Company’s former Network Solutions segment.

New Segment Structure

Effective for the second quarter of fiscal 2015, the Company reorganized its management and segments to better align the organization around the Company’s strategy. The Company’s businesses in the former Network Solutions and Consumer Solutions segments have been moved into the newly created Communications Solutions segment. Also, the former Data Communications and Consumer Devices businesses have been combined to form the Data and Devices business. The following represents the new segment structure:

•               Transportation Solutions—The Automotive, Commercial Transportation, and Sensors businesses are included in this segment.

•                  Industrial Solutions—This segment contains the Industrial Equipment; Aerospace, Defense, Oil, and Gas; and Energy businesses.

•                  Communications Solutions—The Data and Devices, Appliances, and Subsea Communications businesses are included in this segment.

The Company has restated prior period segment results to reflect the new segment reporting structure.

Financial Information

The unaudited financial information furnished with this report and incorporated by reference includes the consolidated statements of operations, the consolidated segment results, consolidated net sales by segment and industry end market, and the reconciliation of non-GAAP financial measures to GAAP financial measures of the Company for the fiscal quarters ended December 26, 2014, September 26, 2014, June 27, 2014, March 28, 2014, December 27, 2013, September 27, 2013, June 28, 2013, March 29, 2013, and December 28, 2012, and for the fiscal years ended September 26, 2014 and September 27, 2013.

Non-GAAP Measures

Certain of the financial information contains non-GAAP financial measures, which are reconciled to GAAP (U.S. generally accepted accounting principles) financial measures contained therein. The non-GAAP measures used therein, which should not be considered replacements for GAAP results, include “Adjusted Operating Income,” “Adjusted Operating Margin,” “Adjusted Other Income, Net,” “Adjusted Income Tax Expense,” “Adjusted Income from Continuing Operations,” and “Adjusted Earnings Per Share.”

The Company presents operating income before special items including charges or income related to restructuring and other charges, acquisition related charges, impairment charges, and other income or charges, if any (“Adjusted Operating Income”). The Company utilizes Adjusted Operating Income to assess segment level core operating performance and to provide insight to management in evaluating segment operating plan execution and underlying market conditions. It also is a significant component in the Company’s incentive compensation plans. Adjusted Operating Income is a useful measure for investors because it provides insight into the Company’s underlying operating results, trends, and the comparability of these results between periods. The difference between Adjusted Operating Income and operating income (the most comparable GAAP measure) consists of the impact of special items that may mask the underlying operating results and/or business trends. The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease the Company’s reported operating income. This limitation is best addressed by using Adjusted Operating Income in combination with operating income (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease on reported results.

The Company presents operating margin before special items including charges or income related to restructuring and other charges, acquisition related charges, impairment charges, and other income or charges, if any (“Adjusted Operating Margin”). The Company presents Adjusted Operating Margin before special items to give investors a perspective on the underlying business results. This measure should be considered in conjunction with operating margin calculated using the Company’s GAAP results in order to understand the amounts, character and impact of adjustments to operating margin.

The Company presents other income, net before special items including tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items, if any (“Adjusted Other Income, Net”). The Company presents Adjusted Other Income, Net as it believes that it is appropriate for investors to consider results excluding these items in addition to results in accordance with GAAP. The difference between Adjusted Other Income, Net and other income, net (the most comparable GAAP measure) consists of tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items, if any. The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease other income, net. This limitation is best addressed by using Adjusted Other Income, Net in combination with other income, net (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease in reported amounts.

The Company presents income tax expense after adjusting for the tax effect of special items including charges related to restructuring and other charges, acquisition related charges, impairment charges, other income or charges, and certain significant special tax items, if any (“Adjusted Income Tax Expense”). The Company presents Adjusted Income Tax Expense to provide investors further information regarding the tax effects of adjustments used in determining the non-GAAP financial measure Adjusted Income from Continuing Operations (as defined below). The difference between Adjusted Income Tax Expense and income tax expense (the most comparable GAAP measure) is the tax effect of adjusting items and certain significant special tax items, if any. The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease income tax expense. This limitation is best addressed by using Adjusted Income Tax Expense in combination with income tax expense (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease in reported amounts.

The Company presents income from continuing operations attributable to TE Connectivity Ltd. before special items including charges or income related to restructuring and other charges, acquisition related charges, impairment charges, tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items, certain significant special tax items, other income or charges, if any, and, if applicable, related tax effects (“Adjusted Income from Continuing Operations”). The Company presents Adjusted Income from Continuing Operations as it believes that it is appropriate for investors to consider results excluding these items in addition to results in accordance with GAAP. Adjusted Income from Continuing Operations provides additional information regarding the Company’s underlying operating results, trends and the comparability of these results between periods. The difference between Adjusted Income from Continuing Operations and income from continuing operations attributable to TE Connectivity Ltd. (the most comparable GAAP measure) consists of the impact of special items and, if applicable, related tax effects. The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease the Company’s reported results. This limitation is best addressed by using Adjusted Income from Continuing Operations in combination with income from continuing operations attributable to TE Connectivity Ltd. (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease in reported amounts.

The Company presents diluted earnings per share from continuing operations attributable to TE Connectivity Ltd. before special items, including charges or income related to restructuring and other charges, acquisition related charges, impairment charges, tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items, certain significant special tax items, other income or charges, if any, and, if applicable, related tax effects (“Adjusted Earnings Per Share”). The Company presents Adjusted Earnings Per Share because it believes that it is appropriate for investors to consider results excluding these items in addition to results in accordance with GAAP. The Company believes such a measure provides a picture of its results that is more comparable among periods since it excludes the impact of special items, which may recur, but tend to be irregular as to timing, thereby making comparisons between periods more difficult. It also is a significant component in the Company’s incentive compensation plans. The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease the Company’s reported results. This limitation is best addressed by using Adjusted Earnings Per Share in combination with diluted earnings per share from continuing operations attributable to TE Connectivity Ltd. (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease on reported results.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS FOR PURPOSES OF THE “SAFE HARBOR” PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This communication contains certain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and are subject to risks, uncertainty, and changes in circumstances, which may cause actual results, performance, financial condition, or achievements to differ materially from anticipated results, performance, financial condition, or achievements. All statements contained herein that are not clearly historical in nature are forward-looking and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. The Company has no intention and is under no obligation to update or alter (and expressly disclaims any such intention or obligation to do so) the Company’s forward-looking statements whether as a result of new information, future events, or otherwise, except to the extent required by law. The forward-looking statements in this communication include statements addressing the Company’s future financial condition and operating results and the Company’s planned sale of the BNS business. Examples of factors that could cause actual results to differ materially from those described in the forward-looking statements include, among others, business, economic, competitive, and regulatory risks, such as conditions affecting demand for products, particularly in the automotive industry and the telecommunications networks and consumer devices industries; competition and pricing pressure; fluctuations in foreign currency exchange rates and commodity prices; natural disasters and political, economic, and military instability in countries in which the Company operates; developments in the credit markets; future goodwill impairment; compliance with current and future environmental and other laws and regulations; the possible effects on the Company of changes in tax laws, tax treaties, and other legislation; and the risk that the sale of the BNS business may not be consummated, or if consummated, the Company does not realize the anticipated benefits from such transaction. More detailed information about these and other factors is set forth in TE Connectivity Ltd.’s Annual Report on Form 10-K for the fiscal year ended September 26, 2014 as well as in the Company’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other reports filed by the Company with the U.S. Securities and Exchange Commission.

Item 9.01.  Financial Statements and Exhibits

(d)                       Exhibits

Exhibit No.	Description

99.1

Consolidated Statements of Operations of TE Connectivity Ltd. for the fiscal quarters ended December 26, 2014, September 26, 2014, June 27, 2014, March 28, 2014, December 27, 2013, September 27, 2013, June 28, 2013, March 29, 2013, and December 28, 2012, and for the fiscal years ended September 26, 2014 and September 27, 2013 (Unaudited)

99.2

Consolidated Segment Results of TE Connectivity Ltd. for the fiscal quarters ended December 26, 2014, September 26, 2014, June 27, 2014, March 28, 2014, December 27, 2013, September 27, 2013, June 28, 2013, March 29, 2013, and December 28, 2012, and for the fiscal years ended September 26, 2014 and September 27, 2013 (Unaudited)

99.3

Consolidated Net Sales by Segment and Industry End Market of TE Connectivity Ltd. for the fiscal quarters ended December 26, 2014, September 26, 2014, June 27, 2014, March 28, 2014, December 27, 2013, September 27, 2013, June 28, 2013, March 29, 2013, and December 28, 2012, and for the fiscal years ended September 26, 2014 and September 27, 2013 (Unaudited)

99.4

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures of TE Connectivity Ltd. for the fiscal quarters ended December 26, 2014, September 26, 2014, June 27, 2014, March 28, 2014, December 27, 2013, September 27, 2013, June 28, 2013, March 29, 2013, and December 28, 2012, and for the fiscal years ended September 26, 2014 and September 27, 2013 (Unaudited)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TE CONNECTIVITY LTD.
(Registrant)

By:	/s/ Robert W. Hau
Robert W. Hau
Executive Vice President and Chief Financial Officer

Date: March 23, 2015